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                                                                    EXHIBIT 10.3

                                    GUARANTY

         1. RELIANCE AND ACKNOWLEDGMENT. The undersigned (the "Guarantor") being a controlling member and officer of Redwood Consultants, LLC, a California limited liability company (the "Borrower") or a trust established for the benefit of such controlling member/officer and deriving substantial personal benefit from the continue credit or other financial accommodations now or in the future made to the Borrower by Hypertension Diagnostics, Inc. (the "Lender"), make this Guaranty as of the date hereof.

         2. GUARANTY. The Guarantor hereby unconditionally guaranties payment of and promises to pay or cause to be paid to Lender the Obligations (as hereinafter defined), whether or not the Obligations are valid and enforceable against the Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower shall become the subject of any bankruptcy or insolvency proceeding.

         3. DEFINITION OF OBLIGATION. As used herein, the term "Obligations" shall mean all debts, liabilities and obligations of every kind of the Borrower to Lender arising under or in connection with the Note dated October 11, 2001, made by the Borrower in favor of Lender (the "Note"), and all renewals, modifications, and extensions thereof, and any other documents executed or delivered in connection with the Note, whether such debts, liabilities, and obligations are direct or indirect, absolute or contingent, liquidated or unliquidated, whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and reasonable attorneys' fees paid or incurred by Lender at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing, and to enforce this Guaranty. The definition of "Obligations" also includes the amount of any payments required to be made to Lender or another on behalf of the Borrower which are recovered from Lender or another party by a trustee, receiver, creditor or other party pursuant to applicable law (the "Surrendered Payments"). In the event that any Surrendered Payments are made (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether Lender has surrendered or canceled this Guaranty prior to returning the Surrendered Payments. The Guarantor acknowledges that (i) Lender shall not be obligated to demand payment from or attempt to collect from the Borrower or any other guarantor, and (ii) Lender shall be under no obligation to seek pro rata contribution from any other guarantor.

         4. CONSENT TO LENDER ACTIONS; NO DISCHARGE. The Guarantor agrees that Lender does not have to take any steps whatsoever to proceed against the Borrower or any other guarantor or surety for the Obligations either before or after proceeding against the Guarantor and the Guarantor waives any claim of marshalling of assets against Lender. The Guarantor also agrees that Lender may do or refrain from doing any of the following without notice to, or the consent of, the Guarantor, and without reducing or discharging the Guarantor's liability under this Guaranty: (i) renew, amend, modify, extend or release any existing or future Obligations (including making additional advances, or changing the amount, time or manner of payment of any Obligations), and make additional extensions of credit to the Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of the documents evidencing or related to any of the Obligations;
(iii) settle, modify, release, compromise or subordinate any Obligation or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments, and apply any payments and all other amounts received from the Borrower or from any other guarantor to the Obligations in any manner that Lender elects.


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         5. WAIVERS. The Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand or payment of performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Guarantor also expressly waives notice of acceptance of this Guaranty, and the right to receive all other notices and demands of any kind relating to the Obligations or this Guaranty. The Guarantor will not enforce or exercise any right of contribution, reimbursement, recourse, or subrogation available to the Guarantor unless and until all of the Obligations shall have been fully paid and discharged.

         6. BORROWER'S FINANCIAL CONDITION. The Guarantor warrants and represents to Lender that (i) the Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) the Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of the Borrower, (iii) the Guarantor has relied solely upon investigations of the Borrower's financial condition conducted by the Guarantor or the Guarantor's authorized representative in deciding to execute this Guaranty; and (iv) the Guarantor, or the Guarantor's authorized representative, shall continue to independently review, monitor and investigate the financial condition of the Borrower while this Guaranty is in effect. THE GUARANTOR SPECIFICALLY RELIEVES LENDER OF ANY DUTY, OBLIGATION OR RESPONSIBILITY OF ANY NATURE WHATSOEVER TO ADVISE THE GUARANTOR OF ANY CHANGE IN THE BORROWER'S FINANCIAL CONDITION.

         7. SETOFF. The Guarantor hereby authorizes Lender, without further notice to anyone, to offset obligations owed to the Guarantor for the amount of any and all Obligations due under this Guaranty.

         8. DURATION OF GUARANTY; CONTINUING OBLIGATIONS. This is a continuing Guaranty and shall remain in full force and effect with respect to the Guarantor until the Obligations are paid in full.

         9. ACCELERATION OF OBLIGATIONS; SUCCESSORS; MULTIPLE GUARANTOR. At such time as Lender accelerates and declares the unpaid balance of any of the Obligations due and payable, the Guarantor' liability hereunder to pay such Obligations shall become immediately due and payable whether or not such Obligations are then due and payable by the Borrower or any other guarantor. This Guaranty shall inure to the benefit of Lender, Lender's successors and assigns and to the holder and owner of any of the Obligations, and shall be binding on the heirs, executors, administrators, successors and assigns of the Guarantor.

         10. SEVERABILITY; PRIOR AGREEMENTS; AMENDMENT. The invalidity of any provision of this Guaranty shall not affect the validity of any other provision. The Note, the Pledge Agreements and this Guaranty and any other documents evidencing the Obligations contain the entire agreement of the parties regarding this matter. Any prior representations, promises or agreements (whether oral or written) which are not a part of this Guaranty or the documents described above are not enforceable. The terms of this Guaranty may not be altered, amended or waived except by another written agreement signed by the Guarantor and Lender.

         11. ANTI-DEFICIENCY WAIVER. The Guarantor hereby waive any and all defenses that may be available to the Borrower based on any anti-deficiency statute.

         12. PLEDGE. This Guaranty is secured by Pledge Agreements dated as of October 11, 2001 with each of the Anthony D. and Leslie T. Altavilla Revocable Trust, UTA 03/06/2001 and Jens Dalsgaard in favor of Lender (the "Pledge Agreements").

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         13. GOVERNING LAW; JURISDICTION. This Guaranty shall be governed by the internal laws of the State of Minnesota. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITUATED IN THE COUNTY WHERE LENDER IS LOCATED AND WAIVE ANY OBJECTIONS BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS GUARANTY, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect Lender's right to serve process in any manner permitted by law, or limit Lender's right to bring proceedings against the Guarantor in the competent courts of any other jurisdiction or jurisdictions.

         14. WAIVER OF JURY TRIAL. THE GUARANTOR AND LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, THE NOTE, AND ALL DOCUMENTS RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE GUARANTOR AND LENDER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

         15. GUARANTOR REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants that the Guarantor possesses sufficient financial means to honor the commitments under this Guaranty.

         16. COUNSEL. The Guarantor has had the opportunity to consult with legal counsel of Guarantor's own choosing and has done so to the extent Guarantor believes necessary and appropriate in Guarantor's sole judgment.

                              [signature next page]







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Dated: October 11, 2001

                                            GUARANTOR:


                                            ANTHONY D. AND LESLIE T. ALTAVILLA
                                            REVOCABLE TRUST, UTA 03/06/2001


                                              /s/  Anthony D. Altavilla, Trustee
                                            ------------------------------------
                                            Anthony D. Altavilla, Trustee


                                              /s/  Leslie T. Altavilla, Trustee
                                            ------------------------------------
                                            Leslie T. Altavilla, Trustee



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Dated: October 11, 2001                     GUARANTOR:



                                             /s/  Anthony D. Altavilla
                                            ------------------------------------
                                            Anthony D. Altavilla, an individual












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Dated: October 11, 2001                     GUARANTOR:

                                            /s/  Jens Dalsgaard
                                            ------------------------------------
                                            Jens Dalsgaard, an individual





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